UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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TREPONT ACQUISITION CORP I

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(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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TREPONT ACQUISITION CORP I

A Cayman Islands Exempted Company

(Company Number 366476)

Four Embarcadero Center, Suite 1400

San Francisco, California 94111

NOTICE OF EXTRAORDINARY GENERAL MEETING IN LIEU OF ANNUAL GENERAL MEETING OF TREPONT ACQUISITION CORP I

To Be Held at 11:00 a.m. Eastern Time on May 27, 2022

TO THE SHAREHOLDERS OF TREPONT ACQUISITION CORP I:

You are cordially invited to attend the extraordinary general meeting (the “Extraordinary General Meeting”) of Trepont Acquisition Corp I (“we,” “us,” “our,” “Trepont” or the “Company”) to be held at 11:00 a.m. Eastern Time on May 27, 2022, virtually at www.virtualshareholdermeeting.com/TACA2022SM. The accompanying proxy statement (the “Proxy Statement”), is dated April 27, 2022, and is first being mailed to shareholders of the Company on or about April 27, 2022. The sole purpose of the Extraordinary General Meeting is to consider and vote upon the following proposals:

•

a proposal to amend the Company’s amended and restated memorandum and articles of association (the “Articles”) pursuant to an amendment to the Articles in the form set forth in Annex A to the accompanying Proxy Statement (the “Extension Amendment” and such proposal the “Extension Amendment Proposal”) to extend the date by which, if the Company has not consummated a merger, amalgamation, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses (a “business combination”), the Company must (i) cease all operations except for the purpose of winding up; (ii) redeem all of the Company’s Class A ordinary shares included as part of the units sold in the Company’s initial public offering that was consummated on December 4, 2020 (the “IPO”); and (iii) liquidate and dissolve, from June 4, 2022 to December 31, 2022 (the “Extension,” and such later date, the “Extended Date”);

•

a proposal to re-appoint Sanjay Jha as a Class 1 director, with such director to serve until the third annual general meeting following this extraordinary general meeting and until his successor is appointed and qualified (the “Director Proposal”); and

•

a proposal to approve the adjournment of the Extraordinary General Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal or the Director Proposal (the “Adjournment Proposal”). The Adjournment Proposal will only be presented at the Extraordinary General Meeting if there are not sufficient votes to approve the Extension Amendment Proposal.

Each of the Extension Amendment Proposal, the Director Proposal and the Adjournment Proposal is more fully described in the accompanying Proxy Statement.

The purpose of the Extension Amendment is to allow us more time to complete any proposed initial business combination. The Articles provide that we have until June 4, 2022 to complete a business combination. Our board believes that there will not be sufficient time before June 4, 2022 to hold an extraordinary general meeting for shareholder approval of any proposed business combination or to consummate any proposed business combination. Accordingly, our board believes that in order to be able to consummate any proposed business combination, we will need to obtain the Extension. Therefore, our board has determined that it is in the best interests of our shareholders to extend the date that we have to consummate a business combination to the Extended Date.

In connection with the Extension Amendment Proposal, public shareholders may elect to redeem their public shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account (the “Trust Account”), including interest (which interest shall be net of taxes payable), divided by the number of then outstanding Class A ordinary shares included as part of the units sold in the IPO (the “public shares”), and which election we refer to as the “Election.” An Election can be made regardless of whether such public shareholders vote “FOR” or “AGAINST” the Extension Amendment Proposal and an Election can also be made by public shareholders who do not vote, or do not instruct their broker or bank how to vote, at the Extraordinary General Meeting. Holders of public shares (the “public shareholders”) may make an Election regardless of whether such public shareholders were holders as of the record date. Public shareholders who do not make the Election would be entitled to have their shares redeemed for cash if we have not completed a business combination by the Extended Date. In addition, regardless of whether public shareholders vote “FOR” or “AGAINST” the Extension Amendment Proposal, or do not vote, or do not instruct their broker or bank how to vote, at the Extraordinary General Meeting, if the Extension is implemented and a public shareholder does not make an Election, they will retain the right to vote on any proposed business combination in the future and the right to redeem their public shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account as of two business days prior to the consummation of such business combination, including interest (which interest shall be net of taxes payable), divided by the number of then outstanding public shares, in the event any proposed business combination is completed. We are not asking you to vote on any proposed business combination at this time.

Based upon the amount in the Trust Account as of March 31, 2022, which was $232,334,927, we anticipate that the per-share price at which public shares will be redeemed from cash held in the Trust Account will be approximately $10.10 at the time of the Extraordinary General Meeting. The closing price of the public shares on the New York Stock Exchange on April 26, 2022, the most recent practicable closing price prior to the mailing of this Proxy Statement, was $10.09. We cannot assure shareholders that they will be able to sell their shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in our securities when such shareholders wish to sell their shares.

TO DEMAND REDEMPTION, PRIOR TO 5:00 P.M. EASTERN TIME ON MAY 25, 2022 (TWO BUSINESS DAYS BEFORE THE EXTRAORDINARY GENERAL MEETING), YOU SHOULD ELECT EITHER TO PHYSICALLY TENDER YOUR SHARE CERTIFICATES TO CONTINENTAL STOCK TRANSFER & TRUST COMPANY OR TO DELIVER YOUR SHARES TO THE TRANSFER AGENT ELECTRONICALLY USING DTC’S DWAC (DEPOSIT/WITHDRAWAL AT CUSTODIAN), AS DESCRIBED HEREIN. YOU SHOULD ENSURE THAT YOUR BANK OR BROKER COMPLIES WITH THE REQUIREMENTS IDENTIFIED ELSEWHERE HEREIN. THE REDEMPTION RIGHTS INCLUDE THE REQUIREMENT THAT A HOLDER MUST IDENTIFY ITSELF IN WRITING AS A BENEFICIAL HOLDER AND PROVIDE ITS LEGAL NAME, PHONE NUMBER AND ADDRESS TO CONTINENTAL STOCK TRANSFER & TRUST COMPANY IN ORDER TO VALIDLY REDEEM ITS SHARES.

The Adjournment Proposal, if adopted, will allow our board to adjourn the Extraordinary General Meeting to a later date or dates to permit further solicitation of proxies. The Adjournment Proposal will only be presented to our shareholders in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal.

If the Extension Amendment Proposal is not approved and we do not consummate a business combination by June 4, 2022, as contemplated by our IPO prospectus and in accordance with our Articles, we will (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (less up to $100,000 of interest to pay dissolution expenses, and which interest shall be net of taxes payable), divided by the number of then issued and outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any); and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our board, liquidate and dissolve, subject to our obligations under Cayman Islands law to provide for claims of creditors and other requirements of applicable law.

ii

There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless in the event of our winding up. In the event of a liquidation, holders of our Class B ordinary shares (the “founder shares” and, together with the public shares, the “shares” or “ordinary shares”), including Trepont Acquisition I, LLC (our “Sponsor”), will not receive any monies held in the Trust Account as a result of their ownership of founder shares.

The approval of the Extension Amendment Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of the holders of at least two-thirds of the then issued and outstanding ordinary shares who, being present and entitled to vote at the Extraordinary General Meeting, actually vote at the Extraordinary General Meeting.

The approval of the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of the holders of a majority of the then issued and outstanding ordinary shares who, being present and entitled to vote at the Extraordinary General Meeting, vote at the Extraordinary General Meeting.

Our board has fixed the close of business on April 20, 2022 as the record date for determining the shareholders entitled to receive notice of and vote at the Extraordinary General Meeting and any adjournment thereof. Only holders of record of the ordinary shares on that date are entitled to have their votes counted at the Extraordinary General Meeting or any adjournment thereof.

After careful consideration of all relevant factors, our board has determined that the Extension Amendment Proposal and, if presented, the Adjournment Proposal are advisable and recommends that you vote or give instruction to vote “FOR” such proposals.

Under our amended and restated memorandum and articles of association, no other business may be transacted at the Extraordinary General Meeting.

Enclosed is the Proxy Statement containing detailed information concerning the Extension Amendment Proposal, the Adjournment Proposal and the Extraordinary General Meeting. Whether or not you plan to attend the Extraordinary General Meeting, we urge you to read this material carefully and vote your ordinary shares.

April 27, 2022

By Order of the Board of Directors

/s/ Ori Sasson
Chief Executive Officer

Your vote is important. If you are a shareholder of record, please sign, date and return your proxy card as soon as possible to make sure that your shares are represented at the Extraordinary General Meeting. If you are a shareholder of record, you may also cast your vote in person at the Extraordinary General Meeting. If your shares are held in an account at a brokerage firm or bank, you must instruct your broker or bank how to vote your shares, or you may cast your vote in person at the Extraordinary General Meeting by obtaining a proxy from your brokerage firm or bank. Your failure to vote or instruct your broker or bank how to vote will mean that your ordinary shares will not count towards the quorum requirement for the Extraordinary General Meeting and will not be voted. An abstention or broker non-vote will be counted towards the quorum requirement but will not count as a vote cast at the Extraordinary General Meeting.

Important Notice Regarding the Availability of Proxy Materials for the Extraordinary General Meeting to be held on May 27, 2022: This notice of extraordinary general meeting and the accompanying Proxy Statement are available at www.proxyvote.com.

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TREPONT ACQUISITION CORP i

A Cayman Islands Exempted Company

(Company Number 366476)

Four Embarcadero Center, Suite 1400

San Francisco, California 94111

EXTRAORDINARY GENERAL MEETING IN LIEU OF ANNUAL GENERAL MEETING

OF TREPONT ACQUISITION CORP I

To Be Held at 11:00 a.m. Eastern Time on May 27, 2022

PROXY STATEMENT

The extraordinary general meeting (the “Extraordinary General Meeting”) of Trepont Acquisition Corp I (“we,” “us,” “our,” “Trepont” or the “Company”) will be held at 11:00 a.m. Eastern Time on May 27, 2022, virtually at www.virtualshareholdermeeting.com/TACA2022SM, for the sole purpose of considering and voting upon the following proposals:

•

a proposal to amend the Company’s amended and restated memorandum and articles of association (the “Articles”) pursuant to an amendment to the Articles in the form set forth in Annex A to the accompanying Proxy Statement (the “Extension Amendment” and such proposal the “Extension Amendment Proposal”) to extend the date by which, if the Company has not consummated a merger, amalgamation, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses (a “business combination”), the Company must (i) cease all operations except for the purpose of winding up; (ii) redeem all of the Company’s Class A ordinary shares included as part of the units sold in the Company’s initial public offering that was consummated on December 4, 2020 (the “IPO”); and (iii) liquidate and dissolve, from June 4, 2022 to December 31, 2022 (the “Extension,” and such later date, the “Extended Date”);

•

a proposal to re-appoint Sanjay Jha as a Class 1 director, with such director to serve until the third annual general meeting following this extraordinary general meeting and until his successor is appointed and qualified (the “Director Proposal”); and

•

a proposal to approve the adjournment of the Extraordinary General Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal or the Director Proposal (the “Adjournment Proposal”). The Adjournment Proposal will only be presented at the Extraordinary General Meeting if there are not sufficient votes to approve the Extension Amendment Proposal.

The purpose of the Extension Amendment is to allow us more time to complete any proposed initial business combination. The Articles provide that we have until June 4, 2022 to complete a business combination. Our board believes that there will not be sufficient time before June 4, 2022 to hold an extraordinary general meeting for shareholder approval of any proposed business combination or to consummate any proposed business combination. Accordingly, our board believes that in order to be able to consummate any proposed business combination, we will need to obtain the Extension. Therefore, our board has determined that it is in the best interests of our shareholders to extend the date that we have to consummate a business combination to the Extended Date.

Approval of the Extension Amendment Proposal is a condition to the implementation of the Extension. We will not proceed with the Extension if redemptions of our public shares would cause us to have less than $5,000,001 of net tangible assets following approval of the Extension Amendment Proposal.

In connection with the Extension Amendment Proposal, public shareholders may elect to redeem their public shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account (the “Trust Account”), including interest (which interest shall be net of taxes payable), divided by the number of then outstanding Class A ordinary shares included as part of the units sold in the IPO (the “public shares”), and which election we refer to as the “Election.” An Election can be made regardless of whether such public shareholders vote “FOR” or “AGAINST” the Extension Amendment Proposal and an Election can also be made by public shareholders who do not vote, or do not instruct their broker or bank how to vote, at the Extraordinary General Meeting. Holders of public shares (the “public shareholders”) may make an Election regardless of whether such public shareholders were holders as of the record date. Public shareholders who do not make the Election would be entitled to have their shares redeemed for cash if we have not completed a business combination by the Extended Date. In addition, regardless of whether public shareholders vote “FOR” or “AGAINST” the Extension Amendment Proposal, or do not vote, or do not instruct their broker or bank how to vote, at the Extraordinary General Meeting, if the Extension is implemented and a public shareholder does not make an Election, they will retain the right to vote on any proposed business combination in the future and the right to redeem their public shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account as of two business days prior to the consummation of such business combination, including interest (which interest shall be net of taxes payable), divided by the number of then outstanding public shares, in the event such business combination is completed. We are not asking you to vote on any business combination at this time.

The withdrawal of funds from the Trust Account in connection with the Election will reduce the amount held in the Trust Account following the Election, and the amount remaining in the Trust Account may be only a small fraction of the approximately $232,334,927 that was in the Trust Account as of March 31, 2022. In such event, we may need to obtain additional funds to complete any proposed business combination.

If the Extension Amendment Proposal is not approved and we do not consummate a business combination by June 4, 2022, as contemplated by our IPO prospectus and in accordance with our Articles, we will (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (less up to $100,000 of interest to pay dissolution expenses, and which interest shall be net of taxes payable), divided by the number of then issued and outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any); and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our board, liquidate and dissolve, subject to our obligations under Cayman Islands law to provide for claims of creditors and other requirements of applicable law.

There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless in the event of our winding up. In the event of a liquidation, holders of our Class B ordinary shares (the “founder shares” and, together with the public shares, the “shares” or “ordinary shares”), including Trepont Acquisition I, LLC (our “Sponsor”), will not receive any monies held in the Trust Account as a result of their ownership of founder shares.

Based upon the amount in the Trust Account as of March 31, 2022, which was $232,334,927, we anticipate that the per-share price at which public shares will be redeemed from cash held in the Trust Account will be approximately $10.10 at the time of the Extraordinary General Meeting. The closing price of the public shares on the New York Stock Exchange (“NYSE”) on April 26, 2022, the most recent practicable closing price prior to the mailing of this Proxy Statement, was $10.09. We cannot assure shareholders that they will be able to sell their shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in our securities when such shareholders wish to sell their shares.

Approval of the Extension Amendment Proposal will constitute consent for us to instruct the trustee to (i) remove from the Trust Account an amount (the “Withdrawal Amount”) equal to the number of public shares properly redeemed multiplied by the per-share price, equal to the aggregate amount then on deposit in the Trust

Account, including interest (which interest shall be net of taxes payable), divided by the number of then outstanding public shares and (ii) deliver to the holders of such redeemed public shares their pro rata portion of the Withdrawal Amount. The remainder of such funds will remain in the Trust Account and will be available for use by us in connection with consummating any proposed business combination on or before the Extended Date. Holders of public shares who do not redeem their public shares now will retain their redemption rights and their ability to vote on any business combination through the Extended Date if the Extension Amendment Proposal is approved.

Our board has fixed the close of business on April 20, 2022 as the record date for determining the shareholders entitled to receive notice of and vote at the Extraordinary General Meeting and any adjournment thereof. Only holders of record of the ordinary shares on that date are entitled to have their votes counted at the Extraordinary General Meeting or any adjournment thereof. On the record date of the Extraordinary General Meeting, there were 28,750,000 ordinary shares outstanding, of which 23,000,000 were public shares and 5,750,000 were founder shares. The founder shares carry voting rights in connection with the Extension Amendment Proposal and the Adjournment Proposal, and we have been informed by our Sponsor and our directors, which hold all 5,750,000 founder shares in the aggregate, that they intend to vote in favor of the Extension Amendment Proposal and the Adjournment Proposal.

Pursuant to our amended and restated articles of association, until the closing of our initial business combination, only holders of our Class B ordinary shares can appoint or remove directors. Therefore, only holders of Class B ordinary shares will vote on the Director Proposal. The appointment of each director nominee requires the affirmative vote (in person or by proxy) of the holders of a majority of the outstanding Class B ordinary shares entitled to vote and actually cast thereon at the Extraordinary General Meeting, and our Sponsor has informed us that it intends to vote in favor of the Director Proposal.

This Proxy Statement contains important information about the Extraordinary General Meeting and the proposals. Please read it carefully and vote your shares.

We will pay for the entire cost of soliciting proxies. We have engaged D.F. King & Co., Inc. (“D.F. King”), to assist in the solicitation of proxies for the Extraordinary General Meeting. We have agreed to pay D.F. King a fee of $10,000. We will also reimburse D.F. King for reasonable out-of-pocket expenses and will indemnify D.F. King and its affiliates against certain claims, liabilities, losses, damages and expenses. In addition to these mailed proxy materials, our directors and officers may also solicit proxies in person, by telephone or by other means of communication. These parties will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.

D.F. King & Co., Inc.

48 Wall Street, 22nd Floor

New York, NY 10005

Banks and Brokers Call Collect: (212) 269-5550

All Others Call Toll-Free: (866) 342-4884

Email: TACA@dfking.com

This Proxy Statement is dated April 27, 2022 and is first being mailed to shareholders on or about April 27, 2022.

QUESTIONS AND ANSWERS ABOUT THE EXTRAORDINARY GENERAL MEETING

These Questions and Answers are only summaries of the matters they discuss. They do not contain all of the information that may be important to you. You should read carefully the entire document, including the annexes to this Proxy Statement.

Q. Why am I receiving this Proxy Statement?

A. We are a blank check company incorporated on September 25, 2020 as a Cayman Islands exempted company and formed for the purpose of effecting a merger, amalgamation, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses. On December 4, 2020, we consummated our IPO from which we derived gross proceeds of $230,000,000. Like many blank check companies, our amended and restated memorandum and articles of association (“Articles”) provide for the return of the funds held in trust to the holders of ordinary shares sold in our IPO if there is no qualifying business combination(s) consummated on or before a certain date (in our case, June 4, 2022). Our board has determined that it is in the best interests of our shareholders to extend the date that we have to consummate a business combination to the Extended Date in order to allow us more time to complete the business combination.

Q. What is being voted on?

A. You are being asked to vote on:

•  a proposal to amend our Articles to extend the date by which we have to consummate a business combination from June 4, 2022 to December 31, 2022;

•  a proposal to re-appoint Sanjay Jha as a Class 1 director, with such director to serve until the third annual general meeting following this extraordinary general meeting and until his successor is appointed and qualified; and

•  a proposal to approve the adjournment of the Extraordinary General Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal or the Director Proposal.

If the Extension Amendment Proposal is approved, the approval of the Extension Amendment Proposal will constitute consent for us to remove the Withdrawal Amount from the Trust Account and deliver to the holders of redeemed public shares their pro rata portion of the Withdrawal Amount. The remainder of the funds will remain in the Trust Account and will be available for our use in connection with consummating a business combination on or before the Extended Date.

We will not proceed with the Extension if redemptions of our public shares would cause us to have less than $5,000,001 of net tangible assets following approval of the Extension Amendment Proposal.

If the Extension Amendment Proposal is approved and the Extension is implemented, the removal of the Withdrawal Amount from the Trust Account in connection with the Election will reduce the amount held in the Trust Account following the Election. We cannot predict the amount that will remain in the Trust Account if the Extension Amendment Proposal is approved and the amount remaining in the Trust Account may be only a small fraction of the approximately $232,334,927 that was in the Trust Account as of March 31, 2022. In such event, we may need to obtain additional funds to complete any proposed business combination.

If the Extension Amendment Proposal is not approved and we do not consummate a business combination by June 4, 2022, as contemplated by our IPO prospectus and in accordance with our Articles, we will (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (less up to $100,000 of interest to pay dissolution expenses, and which interest shall be net of taxes payable), divided by the number of then issued and outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any); and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our board, liquidate and dissolve, subject to our obligations under Cayman Islands law to provide for claims of creditors and other requirements of applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless if we fail to complete a business combination by June 4, 2022. In the event of a liquidation, holders of our founder shares, including our Sponsor, will not receive any monies held in the Trust Account as a result of their ownership of the founder shares.

Q. Why is the Company proposing the Extension Amendment Proposal?

A. Our Articles provide for the return of the funds held in the Trust Account to the holders of public shares if there is no qualifying business combination(s) consummated on or before June 4, 2022. As we explain below, we may not be able to complete a business combination by that date.

Our board believes that there will not be sufficient time before June 4, 2022 to hold an extraordinary general meeting for shareholder approval of any proposed business combination or to consummate any proposed business combination. Accordingly, our board believes that in order to be able to consummate any proposed business combination, we will need to obtain the Extension.

Accordingly, our board is proposing the Extension Amendment Proposal to amend our Articles in the form set forth in Annex A hereto to extend the date by which we must (i) consummate a business combination; or (ii) if we fail to consummate a business combination, (A) cease all operations except for the purpose of winding up, (B) redeem all of the Company’s public shares and (C) liquidate and dissolve.

Q. Why should I vote “FOR” the Extension Amendment Proposal?

A. Our Articles provide that if our shareholders approve an amendment to our Articles (A) to modify the substance or timing of our obligation to redeem 100% of our public shares if we do not complete a business combination before June 4, 2022 or (B) with respect to any other provision relating to shareholders’ rights or pre-initial business combination activity, we will provide our public shareholders with the opportunity to redeem all or a portion of their ordinary shares upon such approval at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (which interest shall be net of taxes payable), divided by the number of then issued and outstanding public shares. We believe that this provision of the Articles was included to protect our shareholders from having to sustain their investments for an unreasonably long period if we failed to find a suitable business combination in the timeframe contemplated by the Articles.

Our board believes, however, that given our expenditure of time, effort and money on a proposed business combination, circumstances warrant providing those who believe a proposed business combination is an attractive investment with an opportunity to consider such transaction, inasmuch as we are also affording shareholders who wish to redeem their public shares the opportunity to do so, as required under the Articles. If you do not elect to redeem your public shares, you will retain the right to vote on any business combination in the future and the right to redeem your public shares in connection with such business combination.

Our board recommends that you vote in favor of the Extension Amendment Proposal.

Q. Why should I vote “FOR” the Adjournment Proposal?

A. If the Adjournment Proposal is not approved by our shareholders, our board may not be able to adjourn the Extraordinary General Meeting to a later date or dates in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal or the Director Proposal.

Q. How do the Company insiders intend to vote their shares?	A. Our Sponsor and directors own an aggregate of 5,750,000 founder shares. Such founder shares represent 20% of our issued and outstanding ordinary shares.

The founder shares carry voting rights in connection with the Extension Amendment Proposal, the Director Proposal and the Adjournment Proposal, and we have been informed by our Sponsor that it intends to vote in favor of the Extension Amendment Proposal, the Director Proposal and the Adjournment Proposal.

In addition, our Sponsor, directors, officers, advisors or any of their affiliates may purchase public shares in privately negotiated transactions or in the open market prior to the Extraordinary General Meeting. None of our Sponsor, directors, officers, advisors or any of their affiliates have current commitments, plans or intentions to engage in such transactions and have not formulated any terms or conditions for any such transactions. None of the funds in the Trust Account will be used to purchase public shares in such transactions. Any such purchases that are completed after the record date for the Extraordinary General Meeting may include an agreement with a selling shareholder that such shareholder, for so long as it remains the record holder of the shares in question, will vote in favor of the Extension Amendment Proposal and/or will not exercise its redemption rights with respect to the shares so purchased. The purpose of such share purchases and other transactions would be to increase the likelihood that the resolutions to be put to the Extraordinary General Meeting are approved by the requisite number of votes. In the event that such purchases do occur, the purchasers may seek to purchase shares from shareholders who would otherwise have voted against the Extension Amendment Proposal and elected to redeem their shares for a portion of the Trust Account. Any such privately negotiated purchases may be effected at purchase prices that are below or in excess of the per-share pro rata portion of the Trust Account. Any public shares held by or subsequently purchased by our affiliates may be voted in favor of the Extension Amendment Proposal.

Q. What vote is required to adopt the Extension Amendment Proposal?

A. The approval of the Extension Amendment Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of the holders of at least two-thirds of the then issued and outstanding ordinary shares who, being present and entitled to vote at the Extraordinary General Meeting, actually vote at the Extraordinary General Meeting.

Q. What vote is required to adopt the Director Proposal?

A. The appointment of each director nominee requires the affirmative vote (in person or by proxy) of the holders of a majority of the outstanding Class B ordinary shares entitled to vote and actually cast thereon at the Extraordinary General Meeting, and our Sponsor has informed us that it intends to vote in favor of the Director Proposal.

Q. What vote is required to approve the Adjournment Proposal?

A. The approval of the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of the holders of a majority of the then issued and outstanding ordinary shares who, being present and entitled to vote at the Extraordinary General Meeting, vote at the Extraordinary General Meeting.

Q. What if I do not want to vote “FOR” the Extension Agreement Proposal?

A. If you do not want the Extension Amendment Proposal to be approved, you must vote “AGAINST” the proposal. If the Extension Amendment Proposal is approved, and the Extension is implemented, then the Withdrawal Amount will be withdrawn from the Trust Account and paid pro rata to the redeeming holders. You will still be entitled to make the Election if you vote against, abstain or do not vote on the Extension Amendment Proposal.

An abstention or broker non-vote will be counted towards the quorum requirement but will not count as a vote cast at the Extraordinary General Meeting.

Q. What happens if the Extension Amendment Proposal is not approved?

A. If the Extension Amendment Proposal is not approved and we do not consummate a business combination by June 4, 2022, as contemplated by our IPO prospectus and in accordance with our Articles, we will (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (less up to $100,000 of interest to pay dissolution expenses, and which interest shall be net of taxes payable), divided by the number of then issued and outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any); and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our board, liquidate and dissolve, subject to our obligations under Cayman Islands law to provide for claims of creditors and other requirements of applicable law.

There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless in the event of our winding up. In the event of a liquidation, holders of our founder shares, including our Sponsor, will not receive any monies held in the Trust Account as a result of their ownership of the founder shares.

Q. If the Extension Amendment Proposal is approved, what happens next?

A. Upon approval of the Extension Amendment Proposal by the requisite number of votes, the amendments to our Articles that are set forth in Annex A hereto will become effective. We will remain a reporting company under the Securities Exchange Act of 1934 (the “Exchange Act”) and our units, public shares and warrants will remain publicly traded.

If the Extension Amendment Proposal is approved, the removal of the Withdrawal Amount from the Trust Account will reduce the amount remaining in the Trust Account and increase the percentage interest of our ordinary shares held by our Sponsor as a result of its ownership of the founder shares.

If the Extension Amendment Proposal is approved but we do not complete a business combination by the Extended Date, we will (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (less up to $100,000 of interest to pay dissolution expenses, and which interest shall be net of taxes payable), divided by the number of then issued and outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any); and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our board, liquidate and dissolve, subject to our obligations under Cayman Islands law to provide for claims of creditors and other requirements of applicable law.

There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless in the event of our winding up. In the event of a liquidation, holders of our founder shares, including our Sponsor, will not receive any monies held in the Trust Account as a result of their ownership of the founder shares.

Q. What happens to the Company warrants if the Extension Amendment Proposal is not approved?

A. If the Extension Amendment Proposal is not approved and we have not consummated a business combination by June 4, 2022 we will (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (less up to $100,000 of interest to pay dissolution expenses, and which interest shall be net of taxes payable), divided by the number of then issued and outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any); and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our board, liquidate and dissolve, subject to our obligations under Cayman Islands law to provide for claims of creditors and other requirements of applicable law.

There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless in the event of our winding up. In the event of a liquidation, holders of our founder shares, including our Sponsor, will not receive any monies held in the Trust Account as a result of their ownership of the founder shares.

Q. What happens to the Company warrants if the Extension Amendment Proposal is approved?

A. If the Extension Amendment Proposal is approved, we will retain the blank check company restrictions previously applicable to us and continue to attempt to consummate any proposed business combination until the Extended Date. The public warrants will remain outstanding and only become exercisable 30 days after the completion of a business combination, provided we have an effective registration statement under the Securities Act of 1933 (the “Securities Act”) covering the ordinary shares issuable upon exercise of the warrants and a current prospectus relating to them is available (or we permit holders to exercise warrants on a cashless basis).

Q. If I do not exercise my redemption rights now, would I still be able to exercise my redemption rights in connection with any future initial business combination, including any proposed business combination?

A. Unless you elect to redeem your shares at this time, you will be able to exercise redemption rights in respect of any future business combination, including any proposed business combination, subject to any limitations set forth in our Articles.

Q. How do I change my vote?

A. You may change your vote by sending a later-dated, signed proxy card to Trepont Acquisition Corp I, Four Embarcadero Center, Suite 1400, San Francisco, California 94111, so that it is received prior to the Extraordinary General Meeting or by attending the Extraordinary General Meeting in person and voting. You also may revoke your proxy by sending a notice of revocation to the same address, which must be received prior to the Extraordinary General Meeting.

Please note, however, that if on the record date your shares were held, not in your name, but rather in an account at a brokerage firm, custodian bank, or other nominee then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. If your shares are held in street name, and you wish to attend the Extraordinary General Meeting and vote at the Extraordinary General Meeting, you must bring to the Extraordinary General Meeting a legal proxy from the broker, bank or other nominee holding your shares, confirming your beneficial ownership of the shares and giving you the right to vote your shares.

Q. How are votes counted?

A. Votes will be counted by the inspector of election appointed for the Extraordinary General Meeting, who will separately count “FOR” and “AGAINST” votes, abstentions and broker non-votes. The Extension Amendment Proposal must be approved as a special resolution under Cayman Islands law, being the affirmative vote of the holders of at least two-thirds of the then issued and outstanding ordinary shares who, being present and entitled to vote at the Extraordinary General Meeting, actually vote at the Extraordinary General Meeting. The appointment of each director nominee requires the affirmative vote (in person or by proxy) of the holders of a majority of the outstanding Class B ordinary shares entitled to vote and actually cast thereon at the Extraordinary General Meeting.

Accordingly, a Company shareholder’s failure to vote by proxy or to vote in person at the Extraordinary General Meeting means that such shareholder’s ordinary shares will not count towards the quorum requirement for the Extraordinary General Meeting and will not be voted. An abstention or broker non-vote will be counted towards the quorum requirement but will not count as a vote cast at the Extraordinary General Meeting. The approval of the Adjournment Proposal requires the affirmative vote of holders of a majority of the ordinary shares represented in person or by proxy and entitled to vote thereon at the Extraordinary General Meeting. Accordingly, a Company shareholder’s failure to vote by proxy or to vote in person at the Extraordinary General Meeting will not be counted towards the number of ordinary shares required to validly establish a quorum, and if a valid quorum is otherwise established, it will have no effect on the outcome of any vote on the Adjournment Proposal. An abstention or broker non-vote will be counted towards the quorum requirement but will not count as a vote cast at the Extraordinary General Meeting.

Q. If my shares are held in “street name,” will my broker automatically vote them for me?

A. No. Under the rules of various national and regional securities exchanges, your broker, bank, or nominee cannot vote your shares with respect to non-discretionary matters unless you provide instructions on how to vote in accordance with the information and procedures provided to you by your broker, bank, or nominee. Your bank, broker, or other nominee can vote your shares only if you provide instructions on how to vote. You should instruct your broker to vote your shares in accordance with directions you provide. If your shares are held by your broker as your nominee, which we refer to as being held in “street name,” you may need to obtain a proxy form from the institution that holds your shares and follow the instructions included on that form regarding how to instruct your broker to vote your shares.

Q. What is a Quorum requirement?

A. A quorum of our shareholders is necessary to hold a valid Extraordinary General Meeting. A quorum will be present at the Extraordinary General Meeting if the holders of a majority of the issued and outstanding ordinary shares entitled to vote at the Extraordinary General Meeting are represented in person or by proxy. As of the record date for the Extraordinary General Meeting, the holders of at least 14,375,000 ordinary shares would be required to achieve a quorum.

Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote in person at the Extraordinary General Meeting. An abstention or broker non-vote will be counted towards the quorum requirement but will not count as a vote cast at the Extraordinary General Meeting. In the absence of a quorum, the chairman of the meeting has power to adjourn the Extraordinary General Meeting.

Q. Who can vote at the Extraordinary General Meeting?

A. Only holders of record of our ordinary shares at the close of business on April 20, 2022 are entitled to have their vote counted at the Extraordinary General Meeting and any adjournments or postponements thereof. On this record date, 28,750,000 ordinary shares were outstanding and entitled to vote.

Shareholder of Record: Shares Registered in Your Name. If on the record date your shares were registered directly in your name with our transfer agent, Continental Stock Transfer & Trust Company, then you are a shareholder of record. As a shareholder of record, you may vote in person at the Extraordinary General Meeting or vote by proxy. Whether or not you plan to attend the Extraordinary General Meeting in person, we urge you to fill out and return the enclosed proxy card to ensure your vote is counted.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank. If on the record date your shares were held, not in your name, but rather in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the Extraordinary General Meeting. However, since you are not the shareholder of record, you may not vote your shares in person at the Extraordinary General Meeting unless you request and obtain a valid proxy from your broker or other agent.

Q. Does the board recommend voting for the approval of the Extension Amendment Proposal and the Adjournment Proposal?

A. Yes. After careful consideration of the terms and conditions of these proposals, our board has determined that the Extension Amendment, the Director Proposal and, if presented, the Adjournment Proposal are in the best interests of the Company and its shareholders. The board recommends that our shareholders vote “FOR” the Extension Amendment Proposal, the Director Proposal and the Adjournment Proposal.

Q. What interests do the Company’s Sponsor, directors and officers have in the approval of the proposals?

A. Our Sponsor, directors and officers have interests in the proposals that may be different from, or in addition to, your interests as a shareholder. These interests include (i) in the case of the Sponsor, ownership of founder shares and warrants that may become exercisable in the future, (ii) in the event any funds are loaned to fund working capital deficiencies or finance transaction costs in connection with any proposed business combination, loans by them, a portion of which may not be repaid in the event of our winding up and (iii) the possibility of future compensatory arrangements. See the section entitled “The Extension Amendment Proposal — Interests of our Sponsor, Directors and Officers.”

Q. Do I have appraisal rights if I object to the Extension Amendment Proposal?	A. Our shareholders do not have appraisal rights in connection with the Extension Amendment Proposal under Cayman Islands law.

Q. What do I need to do now?

A. We urge you to read carefully and consider the information contained in this Proxy Statement, including the annexes, and to consider how the proposals will affect you as a shareholder. You should then vote as soon as possible in accordance with the instructions provided in this Proxy Statement and on the enclosed proxy card.

Q. How do I vote?

A. If you are a holder of record of our ordinary shares, you may vote in person at the Extraordinary General Meeting or by submitting a proxy for the Extraordinary General Meeting. Whether or not you plan to attend the Extraordinary General Meeting in person, we urge you to vote by proxy to ensure your vote is counted. You may submit your proxy by completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed postage paid envelope. You may still attend the Extraordinary General Meeting and vote in person if you have already voted by proxy.

If your ordinary shares are held in “street name” by a broker or other agent, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the Extraordinary General Meeting. However, since you are not the shareholder of record, you may not vote your shares in person at the Extraordinary General Meeting unless you request and obtain a valid proxy from your broker or other agent.

Q. How do I redeem my ordinary shares?

A. Each of our public shareholders who are not founders, officers or directors may submit an election that, if the Extension is implemented, such public shareholder elects to redeem all or a portion of such public shareholder’s public shares upon such approval at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (which interest shall be net of taxes payable), divided by the number of then issued and outstanding public shares. You will also be able to redeem your public shares in connection with any business combination, or if we have not consummated a business combination by the Extended Date.

In order to tender your ordinary shares for redemption, you must elect either to physically tender your share certificates to Continental Stock Transfer & Trust Company, the Company’s transfer agent, at Continental Stock Transfer & Trust Company, 1 State Street, 30th Floor, New York, New York, 10004, Attn: Mark Zimkind, mzimkind@continentalstock.com, or to deliver your shares to the transfer agent electronically using DTC’s DWAC (Deposit/Withdrawal At Custodian) system, which election would likely be determined based on the manner in which you hold your shares. You should tender your ordinary shares in the manner described above prior to 5:00 p.m. Eastern Time on May 25, 2022 (two business days before the Extraordinary General Meeting). The redemption rights include the requirement that a holder must identify itself in writing as a beneficial holder and provide its legal name, phone number and address to Continental Stock Transfer & Trust Company in order to validly redeem its shares.

Q. What should I do if I receive more than one set of voting materials?

A. You may receive more than one set of voting materials, including multiple copies of this Proxy Statement and multiple proxy cards or voting instruction cards, if your shares are registered in more than one name or are registered in different accounts. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast a vote with respect to all of your shares.

Q. Who is paying for this proxy solicitation?

A. We will pay for the entire cost of soliciting proxies. We have engaged D.F. King to assist in the solicitation of proxies for the Extraordinary General Meeting. We have agreed to pay D.F. King a fee of $10,000. We will also reimburse D.F. King for reasonable out-of-pocket expenses and will indemnify D.F. King and its affiliates against certain claims, liabilities, losses, damages and expenses. In addition to these mailed proxy materials, our directors and officers may also solicit proxies in person, by telephone or by other means of communication. These parties will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.

Q. Who can help answer my questions?

A. If you have questions about the proposals or if you need additional copies of the Proxy Statement or the enclosed proxy card you should contact our proxy solicitor:

D.F. King & Co., Inc.

48 Wall Street, 22nd Floor

New York, NY 10005

Banks and Brokers Call Collect: (212) 269-5550

All Others Call Toll-Free: (866) 342-4884

Email: TACA@dfking.com

If you have questions regarding the certification of your position or delivery of your ordinary shares, please contact:

Continental Stock Transfer & Trust Company

1 State Street, 30th Floor

New York, New York 10004

Attention: Mark Zimkind

E-mail: mzimkind@continentalstock.com

You may also obtain additional information about us from documents we file with the SEC by following the instructions in the section entitled “Where You Can Find More Information.”

FORWARD-LOOKING STATEMENTS

This Proxy Statement and the documents to which we refer you in this Proxy Statement contain “forward-looking statements” as that term is defined by the Private Securities Litigation Reform Act of 1995 and the federal securities laws. Any statements that do not relate to historical or current facts or matters are forward-looking statements. You can identify some of the forward-looking statements by the use of forward-looking words such as “anticipate,” “believe,” “plan,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “strive,” “would,” “may” and other similar expressions, although not all forward-looking statements contain these identifying words. There can be no assurance that actual results will not materially differ from expectations. Such statements include, but are not limited to, any statements relating to our ability to consummate a business combination, and any other statements that are not statements of current or historical facts. These forward-looking statements are based on information available to the Company as of the date of the proxy materials and current expectations, forecasts and assumptions and involve a number of risks and uncertainties. Accordingly, forward-looking statements should not be relied upon as representing the Company’s views as of any subsequent date, and the Company undertakes no obligation to update forward-looking statements to reflect events or circumstances after the date they were made. These forward-looking statements involve a number of known and unknown risks and uncertainties or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. Some factors that could cause actual results to differ include:

•	the Company’s ability to effect the Extension Amendment Proposal or consummate a business combination, including any proposed business combination;

•	unanticipated delays in the distribution of the funds from the trust account;

•	claims by third parties against the trust account; or

•	the Company’s ability to finance and consummate a business combination.

You should carefully consider these risks, in addition to the risk factors set forth in our other filings with the SEC, including the final prospectus related to the IPO dated December 1, 2020 (File No. 333-250126) and the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021. The documents we file with the SEC, including those referred to above, also discuss some of the risks that could cause actual results to differ from those contained or implied in the forward-looking statements. See “Where You Can Find More Information” for additional information about our filings.

BACKGROUND

Trepont

We are a blank check company incorporated on September 25, 2020 as a Cayman Islands exempted company for the purpose of effecting a merger, amalgamation, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses.

On December 4, 2020, we consummated the IPO of our units (the “units”), with each unit consisting of one Class A ordinary share, par value $0.0001 per share, which we refer to as the “public shares,” and one-half of one warrant. Simultaneously with the closing of the IPO, we completed the private sale of 8,900,000 warrants (the “private placement warrants”) at a purchase price of $1.00 per private placement warrant, to our Sponsor generating gross proceeds to us of $8,900,000. The private placement warrants are substantially identical to the warrants sold as part of the units in the IPO, except that our Sponsor has agreed not to transfer, assign or sell any of the private placement warrants (except to certain permitted transferees) until 30 days after the completion of our business combination. The private placement warrants are also not redeemable by us so long as they are held by our Sponsor or its permitted transferees, and they may be exercised by our Sponsor and its permitted transferees on a cashless basis.

Following the closing of the IPO, a total of $232,300,000 from the net proceeds of the sale of the units in the IPO and the private placement warrants was placed in a Trust Account. The Trust Account may be invested only in U.S. government treasury bills with a maturity of one hundred and eighty-five (185) days or less or in money market funds investing solely in United States Treasuries and meeting certain conditions under Rule 2a-7 under the Investment Company Act of 1940, as amended, which invest only in direct U.S. government obligations. At March 31, 2022, funds in the Trust Account totaled $232,334,927 and were held in money market funds.

Our Sponsor, directors and officers have interests in the proposals that may be different from, or in addition to, your interests as a shareholder. These interests include (i) in the case of the Sponsor, ownership of founder shares and warrants that may become exercisable in the future, (ii) in the event any funds are loaned to fund working capital deficiencies or finance transaction costs in connection with any proposed business combination, loans by them, a portion of which may not be repaid in the event of our winding up and (iii) the possibility of future compensatory arrangements. See the section entitled “The Extension Amendment Proposal — Interests of our Sponsor, Directors and Officers.”

On the record date of the Extraordinary General Meeting, there were 28,750,000 ordinary shares outstanding, of which 23,000,000 were public shares and 5,750,000 were founder shares. The founder shares carry voting rights in connection with the Extension Amendment Proposal and the Adjournment Proposal, and we have been informed by our Sponsor and directors, which hold all 5,750,000 founder shares in the aggregate, that they intend to vote in favor of the Extension Amendment Proposal and the Adjournment Proposal.

Our principal executive offices are located at Four Embarcadero Center, Suite 1400, San Francisco, California 94111, and our telephone number is (415) 295-4488.

Proposed Business Combination

Trepont believes it will not be able to complete any proposed business combination by June 4, 2022. The Extension Amendment Proposal is essential to allowing Trepont more time to obtain approval for any proposed business combination at an extraordinary general meeting of its shareholders and consummate any proposed business combination prior to the Extended Date. Approval of the Extension Amendment Proposal is a condition to the implementation of the Extension. Trepont believes that, given Trepont’s expenditure of time, effort and money on a proposed business combination, circumstances warrant providing public shareholders an opportunity to consider a proposed business combination.

You are not being asked to vote on any proposed business combination or any other business combination at this time. If the Extension is implemented and you do not elect to redeem your public shares, you will retain the right to vote on any proposed business combination if and when it is submitted to shareholders and the right to redeem your public shares for a pro rata portion of the Trust Account in the event such business combination is approved and completed or Trepont has not consummated a business combination by the Extended Date.

THE EXTENSION AMENDMENT

The Extension Amendment Proposal

We are proposing to amend our Articles to extend the date by which we have to consummate a business combination to the Extended Date.

If the Extension Amendment Proposal is not approved and we have not consummated a business combination by June 4, 2022, we will (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (less up to $100,000 of interest to pay dissolution expenses, and which interest shall be net of taxes payable), divided by the number of then issued and outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any); and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our board, liquidate and dissolve, subject to our obligations under Cayman Islands law to provide for claims of creditors and other requirements of applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless in the event of our winding up. In the event of a liquidation, holders of our founder shares, including our Sponsor, will not receive any monies held in the Trust Account as a result of their ownership of the founder shares.

The purpose of the Extension Amendment is to allow the Company more time to complete any proposed business combination. The Articles provide that we have until June 4, 2022 to complete a business combination. Our board believes that there will not be sufficient time before June 4, 2022 to hold an extraordinary general meeting for shareholder approval of any proposed business combination or to consummate any proposed business combination. Accordingly, our board believes that in order to be able to consummate any proposed business combination, we will need to obtain the Extension. Therefore, our board has determined that it is in the best interests of our shareholders to extend the date that we have to consummate a business combination to the Extended Date.

A copy of the proposed amendments to the Articles of the Company is attached to this Proxy Statement in Annex A.

Reasons for Redemption Rights

Our Articles provide that if our shareholders approve an amendment to our Articles (A) to modify the substance or timing of our obligation to redeem 100% of our public shares if we do not complete a business combination before June 4, 2022 or (B) with respect to any other provision relating to shareholders’ rights or pre-business combination activity, we will provide our public shareholders with the opportunity to redeem all or a portion of their ordinary shares upon such approval at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (which interest shall be net of taxes payable), divided by the number of then issued and outstanding public shares. We believe that this provision of the Articles was included to protect our shareholders from having to sustain their investments for an unreasonably long period if we failed to find a suitable business combination in the timeframe contemplated by the Articles.

If the Extension Amendment Proposal is Not Approved

If the Extension Amendment Proposal is not approved and we do not consummate a business combination by June 4, 2022, as contemplated by our IPO prospectus and in accordance with our Articles, we will (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (less up to $100,000 of interest to pay dissolution expenses, and which interest shall be net of taxes payable), divided by the number of then issued and outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any); and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our board, liquidate and dissolve, subject to our obligations under Cayman Islands law to provide for claims of creditors and other requirements of applicable law.

There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless in the event of our winding up. In the event of a liquidation, holders of our founder shares, including our Sponsor, will not receive any monies held in the Trust Account as a result of their ownership of the founder shares.

If the Extension Amendment Proposal is Approved

Upon approval of the Extension Amendment Proposal by the requisite number of votes, the amendments to our Articles that are set forth in Annex A hereto will become effective. We will remain a reporting company under the Exchange Act, and our units, public shares and warrants will remain publicly traded.

If the Extension Amendment Proposal is approved and the Extension is implemented, the removal of the Withdrawal Amount from the Trust Account in connection with the Election will reduce the amount held in the Trust Account following the Election. We cannot predict the amount that will remain in the Trust Account if the Extension Amendment Proposal is approved and the amount remaining in the Trust Account may be only a small fraction of the approximately $232,334,927 that was in the Trust Account as of March 31, 2022. In such event, we may need to obtain additional funds to complete any proposed business combination.

If the Extension Amendment Proposal is approved but we do not consummate a business combination by the Extended Date, we will (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (less up to $100,000 of interest to pay dissolution expenses, and which interest shall be net of taxes payable), divided by the number of then issued and outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any); and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our board, liquidate and dissolve, subject to our obligations under Cayman Islands law to provide for claims of creditors and other requirements of applicable law.

We cannot assure you that the per share distribution from the Trust Account, if we liquidate, will not be less than $10.00 due to unforeseen claims of creditors. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless in the event of our winding up. In the event of a liquidation, our Sponsor, the sole holder of our founder shares, will not receive any monies held in the Trust Account as a result of its ownership of the founder shares.

Redemption Rights

If the Extension Amendment Proposal is approved and the Extension is implemented, each of our public shareholders may submit an election that, if the Extension is implemented, such public shareholder elects to redeem all or a portion of his public shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned (net of taxes payable, if any), divided by the number of then outstanding public shares. You will also be able to redeem your public shares in connection with any business combination, or if we have not consummated a business combination by the Extended Date.

TO DEMAND REDEMPTION, PRIOR TO 5:00 P.M. EASTERN TIME ON MAY 25, 2022 (TWO BUSINESS DAYS BEFORE THE EXTRAORDINARY GENERAL MEETING), YOU SHOULD ELECT

EITHER TO PHYSICALLY TENDER YOUR SHARE CERTIFICATES TO CONTINENTAL STOCK TRANSFER & TRUST COMPANY OR TO DELIVER YOUR SHARES TO THE TRANSFER AGENT ELECTRONICALLY USING DTC’S DWAC (DEPOSIT/WITHDRAWAL AT CUSTODIAN), AS DESCRIBED HEREIN. YOU SHOULD ENSURE THAT YOUR BANK OR BROKER COMPLIES WITH THE REQUIREMENTS IDENTIFIED ELSEWHERE HEREIN. THE REDEMPTION RIGHTS INCLUDE THE REQUIREMENT THAT A HOLDER MUST IDENTIFY ITSELF IN WRITING AS A BENEFICIAL HOLDER AND PROVIDE ITS LEGAL NAME, PHONE NUMBER AND ADDRESS TO CONTINENTAL STOCK TRANSFER & TRUST COMNPANY IN ORDER TO VALIDLY REDEEM ITS SHARES.

In order to tender your ordinary shares for redemption, you must elect either to physically tender your share certificates to Continental Stock Transfer & Trust Company, the Company’s transfer agent, at Continental Stock Transfer & Trust Company, 1 State Street, 30th Floor, New York, New York, 10004, Attn: Mark Zimkind, mzimkind@continentalstock.com, or to deliver your shares to the transfer agent electronically using DTC’s DWAC (Deposit/Withdrawal At Custodian) system, which election would likely be determined based on the manner in which you hold your shares. You should tender your ordinary shares in the manner described above prior to 5:00 p.m. Eastern Time on May 25, 2022 (two business days before the Extraordinary General Meeting).

Through the DWAC system, this electronic delivery process can be accomplished by the shareholder, whether or not it is a record holder or its shares are held in “street name,” by contacting the transfer agent or its broker and requesting delivery of its shares through the DWAC system. Delivering shares physically may take significantly longer. In order to obtain a physical share certificate, a shareholder’s broker and/or clearing broker, DTC, and our transfer agent will need to act together to facilitate this request. There is a nominal cost associated with the above-referenced tendering process and the act of certificating the shares or delivering them through the DWAC system. The transfer agent will typically charge the tendering broker $80 and the broker would determine whether or not to pass this cost on to the redeeming holder. It is our understanding that shareholders should generally allot at least two weeks to obtain physical certificates from the transfer agent. We do not have any control over this process or over the brokers or DTC, and it may take longer than two weeks to obtain a physical share certificate. Such shareholders will have less time to make their investment decision than those shareholders that deliver their shares through the DWAC system. Shareholders who request physical share certificates and wish to redeem may be unable to meet the deadline for tendering their shares before exercising their redemption rights and thus will be unable to redeem their shares.

Certificates that have not been tendered in accordance with these procedures prior to the vote on the Extension Amendment Proposal at the Extraordinary General Meeting will not be redeemed for cash held in the Trust Account on the redemption date. In the event that a public shareholder tenders its shares and decides prior to the vote at the Extraordinary General Meeting that it does not want to redeem its shares, the shareholder may withdraw the tender. If you delivered your ordinary shares for redemption to our transfer agent and decide prior to the vote at the Extraordinary General Meeting not to redeem your shares, you may request that our transfer agent return the shares (physically or electronically). You may make such request by contacting our transfer agent at the address listed above. In the event that a public shareholder tenders shares and the Extension Amendment Proposal is not approved, these shares will not be redeemed and the physical certificates representing these shares will be returned to the shareholder promptly following the determination that the Extension Amendment Proposal will not be approved. The transfer agent will hold the certificates of public shareholders that make the Election until such shares are redeemed for cash or returned to such shareholders.

If properly demanded, we will redeem each public share for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned (net of taxes payable, if any), divided by the number of then outstanding public shares. Based upon the amount in the Trust Account as of March 31, 2022 which was $232,334,927, we anticipate that the per-share price at which public shares will be redeemed from cash held in the Trust Account will be approximately $10.10 at the time of the Extraordinary

General Meeting. The closing price of the public shares on NYSE on April 26, 2022, the most recent practicable closing price prior to the mailing of this Proxy Statement, was $10.09. We cannot assure shareholders that they will be able to sell their shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in our securities when such shareholders wish to sell their shares.

If you exercise your redemption rights, you will be exchanging your ordinary shares for cash and will no longer own the shares. You will be entitled to receive cash for these shares only if you properly demand redemption and tender your share certificate(s) to our transfer agent prior to the vote on the Extension Amendment Proposal at the Extraordinary General Meeting. We anticipate that a public shareholder who tenders ordinary shares for redemption in connection with the vote to approve the Extension Amendment Proposal would receive payment of the redemption price for such shares soon after the completion of the Extension Amendment.

UNITED STATES FEDERAL INCOME TAX CONSIDERATIONS FOR SHAREHOLDERS

EXERCISING REDEMPTION RIGHTS

The following discussion summarizes certain United States federal income tax considerations generally applicable to U.S. Holders (as defined below) who elect to have their Class A ordinary shares redeemed for cash pursuant to the exercise of a right to redemption in connection with an Election.

This discussion is limited to certain United States federal income tax considerations to such U.S. Holders who hold Class A ordinary shares as a capital asset under the U.S. Internal Revenue Code of 1986, as amended (the “Code”). This discussion is a summary only and does not consider all aspects of United States federal income taxation that may be relevant to a U.S. Holder exercising its right to redemption in light of such holder’s particular circumstances, including tax consequences to U.S. Holders who are:

•	financial institutions or financial services entities;

•	broker-dealers;

•	taxpayers that are subject to the mark-to-market accounting rules;

•	tax-exempt entities;

•	governments or agencies or instrumentalities thereof;

•	insurance companies;

•	regulated investment companies;

•	real estate investment trusts;

•	expatriates or former long-term residents of the United States;

•	persons that actually or constructively own ten percent or more of our shares (by vote or value);

•	persons that acquired our securities pursuant to an exercise of employee share options, in connection with employee share incentive plans or otherwise as compensation;

•	persons that hold our securities as part of a straddle, constructive sale, hedging, conversion or other integrated or similar transaction; or

•	U.S. Holders whose functional currency is not the U.S. dollar.

Moreover, the discussion below is based upon the provisions of the Code, the Treasury regulations promulgated thereunder and administrative and judicial interpretations thereof, all as of the date hereof, and such provisions may be repealed, revoked, modified or subject to differing interpretations, possibly on a retroactive basis, so as to result in United States federal income tax consequences different from those discussed below. Furthermore, this discussion does not address any aspect of United States federal non-income tax laws, such as gift, estate, Medicare contribution tax laws, the alternative minimum tax rules or state, local or non-U.S. tax laws.

We have not sought, and will not seek, a ruling from the Internal Revenue Service (“IRS”) as to any United States federal income tax consequence described herein. The IRS may disagree with the discussion herein, and its determination may be upheld by a court. Moreover, there can be no assurance that future legislation, regulations, administrative rulings or court decisions will not change the accuracy of the statements in this discussion.

As used herein, the term “U.S. Holder” means a beneficial owner of Class A ordinary shares or warrants who or that is for United States federal income tax purposes: (i) an individual citizen or resident of the United States, (ii) a corporation (or other entity treated as a corporation for United States federal income tax purposes) that is created or organized (or treated as created or organized) in or under the laws of the United States, any state thereof or the District of Columbia, (iii) an estate the income of which is subject to United States federal income taxation regardless of its source or (iv) a trust if (A) a court within the United States is able to exercise primary supervision over the administration of the trust and one or more U.S. persons have the authority to control all substantial decisions of the trust, or (B) it has in effect a valid election to be treated as a U.S. person.

This discussion does not consider the tax treatment of partnerships or other pass-through entities or persons who hold our securities through such entities. If a partnership (or other entity or arrangement classified as a partnership for United States federal income tax purposes) is the beneficial owner of our securities, the United States federal income tax treatment of a partner in the partnership generally will depend on the status of the partner and the activities of the partnership. Partnerships holding our securities and partners in such partnerships are urged to consult their own tax advisors.

THIS DISCUSSION IS ONLY A SUMMARY OF CERTAIN UNITED STATES FEDERAL INCOME TAX CONSIDERATIONS ASSOCIATED WITH AN ELECTION. EACH REDEEMING U.S. HOLDER IS URGED TO CONSULT ITS OWN TAX ADVISOR WITH RESPECT TO THE PARTICULAR TAX CONSEQUENCES TO SUCH U.S. HOLDER OF THE EXERCISE OF REDEMPTION RIGHTS THROUGH AN ELECTION, INCLUDING THE APPLICABILITY AND EFFECT OF ANY STATE, LOCAL, AND NON-U.S. TAX LAWS.

Redemption as Sale or Distribution

Subject to the PFIC rules discussed below, in the event that a U.S. Holder’s Class A ordinary shares are redeemed pursuant to an Election, the treatment of the transaction for United States federal income tax purposes will depend on whether the redemption qualifies as a sale of the Class A ordinary shares under Section 302 of the Code. If the redemption qualifies as a sale of Class A ordinary shares, a U.S. Holder generally will recognize capital gain or loss and any such capital gain or loss generally will be long-term capital gain or loss if the U.S. Holder’s holding period for such Class A ordinary shares exceeds one year. It is unclear, however, whether certain redemption rights described in the IPO prospectus may suspend the running of the applicable holding period for this purpose. If the redemption does not qualify as a sale of Class A ordinary shares, it will be treated as a corporate distribution. In that case, the U.S. Holder generally will be required to include in gross income as a dividend the amount of the distribution to the extent the distribution is paid out of our current or accumulated earnings and profits (as determined under United States federal income tax principles). To the extent those distributions exceed our current and accumulated earnings and profits, they will constitute a return of capital, which will first reduce your basis in our Class A ordinary shares, but not below zero, and then will be treated as gain from the sale of our Class A ordinary shares.

Whether a redemption pursuant to an Election qualifies for sale treatment will depend largely on the total number of our Class A ordinary shares treated as held by the U.S. Holder (including any Class A ordinary shares constructively owned by the U.S. Holder as a result of owning warrants) relative to all of our shares outstanding both before and after such redemption. The redemption generally will be treated as a sale of the Class A ordinary shares (rather than as a corporate distribution) if such redemption (i) is “substantially disproportionate” with respect to the U.S. Holder, (ii) results in a “complete termination” of the U.S. Holder’s interest in us or (iii) is “not essentially equivalent to a dividend” with respect to the U.S. Holder. These tests are explained more fully below.

In determining whether any of the foregoing tests are satisfied, a U.S. Holder takes into account not only our shares actually owned by the U.S. Holder, but also our shares that are constructively owned by such holder. A U.S. Holder may constructively own, in addition to shares owned directly, shares owned by certain related individuals and entities in which the U.S. Holder has an interest or that have an interest in such U.S. Holder, as well as any shares the U.S. Holder has a right to acquire by exercise of an option, which would generally include Class A ordinary shares which could be acquired pursuant to the exercise of the warrants. In order to meet the substantially disproportionate test, the percentage of our outstanding voting shares actually and constructively owned by the U.S. Holder immediately following the redemption of Class A ordinary shares must, among other requirements, be less than 80 percent of the percentage of our outstanding voting shares actually and constructively owned by the U.S. Holder immediately before the redemption. Prior to a business combination the ordinary shares may not be treated as voting shares for this purpose and, consequently, this substantially disproportionate test may not be applicable. There will be a complete termination of a U.S. Holder’s interest if either (i) all of our Class A ordinary shares actually and constructively owned by the U.S. Holder are redeemed or (ii) all of our Class A ordinary shares actually owned by the U.S. Holder are redeemed and the U.S. Holder is eligible to waive, and effectively waives in accordance with specific rules, the attribution of Class A ordinary shares owned by certain family members and the U.S. Holder does not constructively own any other shares of ours. The redemption of the Class A ordinary shares will not be essentially equivalent to a dividend if such redemption results in a “meaningful reduction” of the U.S. Holder’s proportionate interest in us. Whether the redemption will result in a meaningful reduction in a U.S. Holder’s proportionate interest in us will depend on the particular facts and circumstances. However, the IRS has indicated in a published ruling that even a small reduction in the proportionate interest of a small minority shareholder in a publicly held corporation who exercises no control over corporate affairs may constitute such a “meaningful reduction.”

If none of the foregoing tests are satisfied, then the redemption will be treated as a corporate distribution as described above. A U.S. Holder considering exercising its redemption right should consult its own tax advisor as to whether the redemption will be treated as a sale or as a corporate distribution under the Code.

Passive Foreign Investment Company (“PFIC”) Rules

A non-U.S. corporation will be classified as a PFIC for United States federal income tax purposes if either (i) at least 75% of its gross income in a taxable year, including its pro rata share of the gross income of any corporation in which it is considered to own at least 25% of the shares by value, is passive income or (ii) at least 50% of its assets in a taxable year (ordinarily determined based on fair market value and averaged quarterly over the year), including its pro rata share of the assets of any corporation in which it is considered to own at least 25% of the shares by value, are held for the production of, or produce, passive income. Passive income generally includes dividends, interest, rents and royalties (other than rents or royalties derived from the active conduct of a trade or business) and gains from the disposition of passive assets.

Because we are a blank check company, with no current active business, we believe that it is likely that we met the PFIC asset or income test for our taxable year ending December 31, 2021 and that we will meet the PFIC asset or income test for our current taxable year ending December 31, 2022. Accordingly, if a U.S. Holder did not make a timely qualified electing fund (“QEF”) election or a mark-to-market election for our first taxable year as a PFIC in which the U.S. Holder held (or was deemed to hold) Class A ordinary shares, as described below, such U.S. Holder generally will be subject to special rules with respect to (i) any gain recognized by the U.S. Holder on the sale or other disposition of its Class A ordinary shares or warrants, which would include a redemption pursuant to an Election if such redemption is treated as a sale under the rules discussed above, and (ii) any “excess distribution” made to the U.S. Holder (generally, any distributions to such U.S. Holder during a taxable year of the U.S. Holder that are greater than 125% of the average annual distributions received by such U.S. Holder in respect of the Class A ordinary shares during the three preceding taxable years of such U.S. Holder or, if shorter, such U.S. Holder’s holding period for the Class A ordinary shares), which may include a redemption pursuant to an Election if such redemption is treated as a corporate distribution under the rules discussed above.

Under these rules:

•	the U.S. Holder’s gain or excess distribution will be allocated ratably over the U.S. Holder’s holding period for the Class A ordinary shares or warrants;

•

the amount allocated to the U.S. Holder’s taxable year in which the U.S. Holder recognized the gain or received the excess distribution, or to the period in the U.S. Holder’s holding period before the first day of our first taxable year in which we are a PFIC, will be taxed as ordinary income;

•

the amount allocated to other taxable years (or portions thereof) of the U.S. Holder and included in its holding period will be taxed at the highest tax rate in effect for that year and applicable to the U.S. Holder; and

•

an additional tax equal to the interest charge generally applicable to underpayments of tax will be imposed on the U.S. Holder with respect to the tax attributable to each such other taxable year of the U.S. Holder.

QEF Election

A U.S. Holder will avoid the PFIC tax consequences described above in respect to our Class A ordinary shares (but not our warrants) by making a timely and valid QEF election (if eligible to do so) to include in income its pro rata share of our net capital gains (as long-term capital gain) and other earnings and profits (as ordinary income), on a current basis, in each case whether or not distributed, in the taxable year of the U.S. Holder in which or with which our taxable year ends. A U.S. Holder generally may make a separate election to defer the payment of taxes on undistributed income inclusions under the QEF rules, but if deferred, any such taxes will be subject to an interest charge.

If a U.S. Holder has made a QEF election with respect to our Class A ordinary shares for our first taxable year as a PFIC in which the U.S. Holder holds (or is deemed to hold) such shares, (i) any gain recognized as a result of a redemption pursuant to an Election (if such redemption is treated as a sale under the rules discussed above) generally will be taxable as capital gain and no additional tax will be imposed under the PFIC rules, and (ii) to the extent such redemption is treated as a distribution under the rules discussed above, any distribution of ordinary earnings that were previously included in income generally should not be taxable as a dividend to such U.S. Holder. The tax basis of a U.S. Holder’s shares in a QEF will be increased by amounts that are included in income and decreased by amounts distributed but not taxed as dividends under the above rules. Similar basis adjustments apply to property if by reason of holding such property, the U.S. Holder is treated under the applicable attribution rules as owning shares in a QEF.

The QEF election is made on a shareholder-by-shareholder basis and, once made, can be revoked only with the consent of the IRS. A U.S. Holder may not make a QEF election with respect to its warrants to acquire our Class A ordinary shares. A U.S. Holder generally makes a QEF election by attaching a completed IRS Form 8621 (Information Return by a Shareholder of a Passive Foreign Investment Company or Qualified Electing Fund), including the information provided in a PFIC annual information statement, to a timely filed United States federal income tax return for the tax year to which the election relates. Retroactive QEF elections generally may be made only by filing a protective statement with such return and if certain other conditions are met or with the consent of the IRS. U.S. Holders should consult their tax advisors regarding the availability and tax consequences of a retroactive QEF election under their particular circumstances.

If a U.S. Holder makes a QEF election after our first taxable year as a PFIC in which the U.S. Holder held (or was deemed to hold) Class A ordinary shares, the adverse PFIC tax consequences (with adjustments to take into account any current income inclusions resulting from the QEF election) will continue to apply with respect to such Class A ordinary shares unless the U.S. Holder makes a purging election under the PFIC rules. Under the purging election, the U.S. Holder will be deemed to have sold such Class A ordinary shares at their fair market value and any gain recognized on such deemed sale will be treated as an excess distribution, taxed under the PFIC rules described above. As a result of the purging election, the U.S. Holder will have a new basis and holding period in such Class A ordinary shares for purposes of the PFIC rules.

In order to comply with the requirements of a QEF election, a U.S. Holder must receive a PFIC annual information statement from us. There is no assurance that we will timely provide such required information statement.

Mark-to Market Election

If we are a PFIC and our Class A ordinary shares constitute “marketable stock,” a U.S. Holder may avoid the adverse PFIC tax consequences discussed above if such U.S. Holder, at the close of the first taxable year in which it holds (or is deemed to hold) our Class A ordinary shares, makes a mark-to-market election with respect to such shares for such taxable year. Such U.S. Holder generally will include for each of its taxable years as ordinary income the excess, if any, of the fair market value of its Class A ordinary shares at the end of such year over its adjusted basis in its Class A ordinary shares. The U.S. Holder also will recognize an ordinary loss in respect of the excess, if any, of its adjusted basis of its Class A ordinary shares over the fair market value of its Class A ordinary shares at the end of its taxable year (but only to the extent of the net amount of previously included income as a result of the mark-to-market election). The U.S. Holder’s basis in its Class A ordinary shares will be adjusted to reflect any such income or loss amounts, and any further gain recognized on a sale or other taxable disposition of its Class A ordinary shares will be treated as ordinary income. Currently, a mark-to-market election may not be made with respect to warrants.

The mark-to-market election is available only for “marketable stock,” generally, stock that is regularly traded on a national securities exchange that is registered with the Securities and Exchange Commission, including NYSE, or on a foreign exchange or market that the IRS determines has rules sufficient to ensure that the market price represents a legitimate and sound fair market value. U.S. Holders should consult their own tax advisors regarding the availability and tax consequences of a mark-to-market election in respect to our ordinary shares under their particular circumstances.

A U.S. Holder that owns (or is deemed to own) shares in a PFIC during any taxable year of the U.S. Holder, may have to file an IRS Form 8621 (whether or not a QEF or mark-to-market election is made) and such other information as may be required by the U.S. Treasury Department. Failure to do so, if required, will extend the statute of limitations until such required information is furnished to the IRS.

The rules dealing with PFICs and with the QEF and mark-to-market elections are very complex and are affected by various factors in addition to those described above. Accordingly, U.S. Holders of our Class A ordinary shares or warrants should consult their own tax advisors concerning the application of the PFIC rules under their particular circumstances.

Information Reporting and Backup Withholding

Dividend payments with respect to our Class A ordinary shares and proceeds from the sale, exchange or redemption of our Class A ordinary shares may be subject to information reporting to the IRS and possible United States backup withholding. Backup withholding will not apply, however, to a U.S. Holder who furnishes a correct taxpayer identification number and makes other required certifications, or who is otherwise exempt from backup withholding and establishes such exempt status.

Backup withholding is not an additional tax. Amounts withheld as backup withholding may be credited against a U.S. Holder’s U.S. federal income tax liability, and a U.S. Holder generally may obtain a refund of any excess amounts withheld under the backup withholding rules by timely filing the appropriate claim for refund with the IRS and furnishing any required information. U.S. Holders are urged to consult their own tax advisors regarding the application of backup withholding and the availability of and procedure for obtaining an exemption from backup withholding in their particular circumstances.

THE EXTRAORDINARY GENERAL MEETING

Date, Time and Place. The Extraordinary General Meeting of our shareholders will be held at 11:00 a.m. Eastern Time on May 27, 2022, virtually at www.virtualshareholdermeeting.com/TACA2022SM.

Voting Power; Record Date. You will be entitled to vote or direct votes to be cast at the Extraordinary General Meeting, if you owned the ordinary shares at the close of business on April 20, 2022, the record date for the Extraordinary General Meeting. You will have one vote per proposal for each share of ordinary shares you owned at that time. The Company warrants do not carry voting rights.

Votes Required. The approval of the Extension Amendment Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of the holders of at least two-thirds of the then issued and outstanding ordinary shares who, being present and entitled to vote at the Extraordinary General Meeting, actually vote at the Extraordinary General Meeting.

On the record date of the Extraordinary General Meeting, there were 28,750,000 ordinary shares outstanding, of which 23,000,000 were public shares and 5,750,000 were founder shares. The founder shares carry voting rights in connection with the Extension Amendment Proposal and the Adjournment Proposal, and we have been informed by our Sponsor and directors, which hold all 5,750,000 founder shares in the aggregate, that they intend to vote in favor of the Extension Amendment Proposal and the Adjournment Proposal.

If you do not want the Extension Amendment Proposal to be approved, you must vote “AGAINST” the proposal. If the Extension Amendment Proposal is approved, and the Extension is implemented, then the Withdrawal Amount will be withdrawn from the Trust Account and paid pro rata to the redeeming holders. You will still be entitled to make the Election if you vote for or against, abstain or do not vote on the Extension Amendment Proposal.

An abstention or broker non-vote will be counted towards the quorum requirement but will not count as a vote cast at the Extraordinary General Meeting.

Proxies; Board Solicitation; Proxy Solicitor. Your proxy is being solicited by our board on the proposals to approve the Extension Amendment Proposal being presented to shareholders at the Extraordinary General Meeting. We have engaged D.F. King to assist in the solicitation of proxies for the Extraordinary General Meeting. No recommendation is being made as to whether you should elect to redeem your shares. Proxies may be solicited in person or by telephone. If you grant a proxy, you may still revoke your proxy and vote your shares in person at the Extraordinary General Meeting if you are a holder of record of the ordinary shares. You may contact D.F. King at:

D.F. King & Co., Inc.

48 Wall Street, 22nd Floor

New York, NY 10005

Banks and Brokers Call Collect: (212) 269-5550

All Others Call Toll-Free: (866) 342-4884

Email: TACA@dfking.com

Required Vote

The approval of the Extension Amendment Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of the holders of at least two-thirds of the then issued and outstanding ordinary shares who, being present and entitled to vote at the Extraordinary General Meeting, actually vote at the Extraordinary General Meeting.

If the Extension Amendment Proposal is not approved and we do not consummate a business combination by June 4, 2022, as contemplated by our IPO prospectus and in accordance with our Articles, we will (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (less up to $100,000 of interest to pay dissolution expenses, and which interest shall be net of taxes payable), divided by the number of then issued and outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any); and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our board, liquidate and dissolve, subject to our obligations under Cayman Islands law to provide for claims of creditors and other requirements of applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless if we fail to complete a business combination by June 4, 2022. In the event of a liquidation, holders of our founder shares, including our Sponsor, will not receive any monies held in the Trust Account as a result of their ownership of the founder shares.

In addition, our Sponsor, directors, officers, advisors or any of their affiliates may purchase public shares in privately negotiated transactions or in the open market either prior to the Extraordinary General Meeting. None of our Sponsor, directors, officers, advisors or any of their affiliates have current commitments, plans or intentions to engage in such transactions and have not formulated any terms or conditions for any such transactions. None of the funds in the Trust Account will be used to purchase public shares in such transactions. Any such purchases that are completed after the record date for the Extraordinary General Meeting may include an agreement with a selling shareholder that such shareholder, for so long as it remains the record holder of the shares in question, will vote in favor of the Extension Amendment Proposal and/or will not exercise its redemption rights with respect to the shares so purchased. The purpose of such share purchases and other transactions would be to increase the likelihood that the resolutions to be put to the Extraordinary General Meeting are approved by the requisite number of votes. In the event that such purchases do occur, the purchasers may seek to purchase shares from shareholders who would otherwise have voted against the Extension Amendment Proposal and elected to redeem their shares for a portion of the Trust Account. Any such privately negotiated purchases may be effected at purchase prices that are below or in excess of the per-share pro rata portion of the Trust Account. Any public shares held by or subsequently purchased by our affiliates may be voted in favor of the Extension Amendment Proposal. None of our Sponsor, directors, officers, advisors or their affiliates may make any such purchases when they are in possession of any material non-public information not disclosed to the seller or during a restricted period under Regulation M under the Exchange Act.

Interests of our Sponsor, Directors and Officers

When you consider the recommendation of our board, you should keep in mind that our Sponsor, directors and officers have interests that may be different from, or in addition to, your interests as a shareholder. These interests include, among other things, the interests listed below:

•

If we do not consummate a business combination transaction by June 4, 2022, which is 18 months from the closing of our IPO, or by the Extended Date if the Extension Amendment Proposal is approved by the requisite number of votes, we would (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (less up to $100,000 of interest to pay dissolution expenses, and which interest shall be net of taxes payable), divided by the number of then issued and outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any); and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our board, liquidate and dissolve, subject to our obligations under Cayman Islands law to provide for claims of creditors and other requirements of applicable law. In such event, the founder shares, including the 5,630,000 founder shares owned by our Sponsor, would be worthless because following the redemption of the public shares, we would likely have few, if any, net assets and because the holder of our founder shares has agreed to waive its rights to liquidating distributions from the Trust Account with respect to the founder shares if we fail to complete a business combination within the required period.

•

In addition, simultaneously with the closing of our IPO, we consummated the sale of 8,900,000 private placement warrants at a price of $1.00 per warrant in a private placement to our Sponsor. The warrants are each exercisable for one ordinary share at $11.50 per share. If we do not consummate a business combination by June 4, 2022, or by the Extended Date if the Extension Amendment Proposal is approved by the requisite number of votes, then the proceeds from the sale of the private placement warrants will be part of the liquidating distribution to the public shareholders and the warrants held by our Sponsor and its affiliate will be worthless.

•

Our directors and executive officers may continue to be directors and officers of any acquired business after the consummation of a business combination. As such, in the future they will receive any cash fees, stock options or stock awards that a post-business combination board of directors determines to pay to its directors and officers if they continue as directors and officers following such business combination.

•

In order to protect the amounts held in the Trust Account, our Sponsor has agreed that it will be liable to us if and to the extent any claims by a third party (other than our independent auditors) for services rendered or products sold to us, or a prospective target business with which we have discussed entering into a transaction agreement, reduce the amount of funds in the trust account to below (i) $10.10 per public share or (ii) such lesser amount per public share held in the trust account as of the date of the liquidation of the trust account, due to reductions in the value of the trust assets, in each case net of the amount of interest which may be withdrawn to pay taxes, except as to any claims by a third party who executed a waiver of any and all rights to seek access to the trust account and except as to any claims under our indemnity of the underwriters of the IPO against certain liabilities, including liabilities under the Securities Act.

•

Following consummation of a business combination, our Sponsor, our officers and directors and their respective affiliates will be reimbursed for any out-of-pocket expenses incurred in connection with activities on our behalf such as identifying, investigating potential target businesses and performing due diligence on and completing suitable business combinations. Our audit committee will review on a quarterly basis all payments that were made to our sponsor, officers, directors or our or any of their affiliates and will determine which expenses and the amount of expenses that will be reimbursed. There is no cap or ceiling on the reimbursement of out-of-pocket expenses incurred by such persons in connection with activities on our behalf. However, if we fail to consummate a business combination within the applicable period, our Sponsor and our officers and directors and their respective affiliates will not have any claim against the Trust Account for reimbursement, and we may not otherwise be able to reimburse them. In addition, our Sponsor or an affiliate of our Sponsor or certain of our officers and directors may, but are not obligated to, loan us funds as may be required to finance transaction costs in connection with an intended business combination, the terms of which have not been determined nor have any written agreements been executed with respect thereto. Up to $1,500,000 of such loans may be convertible into warrants, at a price of $1.00 per warrant at the option of the lender.

The Board’s Reasons for the Extension Amendment Proposal and Its Recommendation

As discussed below, after careful consideration of all relevant factors, our board has determined that the Extension Amendment is in the best interests of the Company and its shareholders. Our board has approved and declared advisable adoption of the Extension Amendment Proposal, and recommends that you vote “FOR” such proposal.

Our Articles provide that we have until June 4, 2022 to complete a business combination under its terms. Our Articles provide that if our shareholders approve an amendment to our Articles (A) to modify the substance or timing of our obligation to redeem all of our public shares if we do not complete a business combination before June 4, 2022 or (B) with respect to any other provision relating to shareholders’ rights or pre-business combination activity, we will provide our public shareholders with the opportunity to redeem all or a portion of their ordinary shares upon such approval at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (which interest shall be net of taxes payable), divided by the number of then issued and outstanding public shares. We believe that this provision of the Articles was included to protect our shareholders from having to sustain their investments for an unreasonably long period if we failed to find a suitable business combination in the timeframe contemplated by the Articles. Our board believes, however, that given our expenditure of time, effort and money on a proposed business combination, circumstances warrant providing those who believe a proposed business combination to be an attractive investment with an opportunity to consider such transaction, inasmuch as we are also affording shareholders who wish to redeem their public shares the opportunity to do so, as required under the Articles. If you do not elect to redeem your public shares, you will retain the right to vote on any business combination in the future and the right to redeem your public shares in connection with such business combination. After careful consideration of all relevant factors, our board determined that the Extension Amendment is in the best interests of the Company and its shareholders.

Our board unanimously recommends that our shareholders vote “FOR” the approval of the Extension Amendment Proposal.

DIRECTOR APPOINTMENT PROPOSAL

At the Extraordinary General Meeting, the Class B shareholders are being asked to re-appoint Sanjay Jha as a Class 1 director, with such director to serve until the third annual general meeting following this Extraordinary General Meeting and until his successor is appointed and qualified (the “Director Proposal”).

Pursuant to our amended and restated memorandum and articles of association, until the closing of our initial business combination, only holders of our Class B ordinary shares can appoint or remove directors. Therefore, only holders of Class B ordinary shares will vote on the Director Proposal. The appointment of each director nominee requires the affirmative vote (in person or by proxy) of the holders of a majority of the outstanding Class B ordinary shares entitled to vote and actually cast thereon at the Extraordinary General Meeting, and our Sponsor has informed us that it intends to vote in favor of the Director Proposal.

The following sets forth information regarding each of our director nominees:

Sanjay Jha, 59, is the former Chief Executive Officer of GLOBALFOUNDRIES Inc., a role in which he served from January 2014 to March 2018. Prior to that, he served as the Chairman and Chief Executive Officer of Motorola Mobility (January 2011-June 2012), the Chief Executive Officer of Motorola, Inc. (August 2008-December 2010), and the President and Chief Operating Officer of Qualcomm (May 1994-August 2008). Mr. Jha has also been a member of the Board of Advisors of the University of California-San Diego’s Faculty of Engineering since 2013 and a member of the Board of Trustees of the Salk Institute since 2012. He currently sits on the Board of Directors of SPARK Microsystems, Swift Navigation, Biological Dynamics, Anello Photonics, Cerence Inc., and is a strategic advisor to Eclipse Ventures. Mr. Jha earned a B.S. in Electrical Engineering from the University of Liverpool, a PhD from the University of Strathclyde in Digital Signal Processing, and a D.Sc. from the University of Strathclyde. We believe Mr. Jha’s experiences make him well qualified to serve as a director.

Directors Continuing in Office

Arun Sarin, 67, has been the Chairman of our Board of Directors since our inception. He currently serves as the Chairman of the board of directors at Cerence Inc. and has been its Director since October 2019. He is also a Director of Accenture PLC since October 2015, Charles Schwab Corporation since October 2009 and ANI Technologies/Ola Cabs since July 2015, and he served as a Director of Cisco Systems, Inc. from 2009 to November 2020. Mr. Sarin served as Chief Executive Officer of Vodafone Group plc from July 2003 to July 2008 and as a director at Vodafone Group plc from June 1999 to July 2008. He has also served as Chief Executive Officer of the USA/Asia-Pacific region of Vodafone plc from June 1999 to April 2000. Prior to that, Mr. Sarin served as President and Chief Operating Officer of Airtouch Inc. from February 1997 to June 1999 and as President and Chief Executive Officer of Airtouch International from April 1994 to February 1997. He served as Chief Executive Officer of Bluecora, Inc. from April 2000 to January 2001. Mr. Sarin served as Vice President and General Manager of Bay/regional markets, Vice president, Chief Financial Officer of Pacific Bell and Vice President of Corporate Strategy of Pacific Telesis Group from 1989 to 1993. He joined Pacific Telesis in the Corporate Development group in 1984. Over the last 20 years, Mr. Sarin has held several other directorships including Safeway Inc. (2009-2015), Blackhawk Networks (2009-2018), Gap, Inc. (1999-2003), Bank of England (2005-2009) and Mobileum (2017 to date). He was a senior advisor to KKR from 2009 to 2014 and a member of the advisory board of Accel-KKR from 2009 to 2019. Mr. Sarin was named as an Honorary Knight of the British Empire for his services to the communications industry. Mr. Sarin holds an M.B.A. and an M.S. in Engineering, both from the University of California, Berkeley and a Bachelor of Technology degree from IIT, Kharagpur. We believe Mr. Sarin’s experiences make him well qualified to serve as a director.

Ori Sasson, 60, has served as our Chief Executive Officer and Chief Financial Officer since our inception. He has over three decades of experience as an entrepreneur and investor in disruptive technology companies. In 1990, Mr. Sasson founded Scopus Technology, a pioneer in enterprise customer relationship management software. Mr. Sasson served as Chairman and CEO of Scopus from its founding through its IPO in 1996 and its sale to Siebel Systems in 1998. In 1999, Mr. Sasson was appointed CEO of Genesys Telecommunications Laboratories

(“Genesys”), a provider of computer telephony integration and enterprise interaction management solutions. As CEO, Mr. Sasson, expanded Genesys’ global market reach and recruited an elite international management team. After approximately one year as CEO, Mr. Sasson spearheaded the sale of Genesys to Paris-based Alcatel (NYSE: ALU) for $1.9 billion. In total, Mr. Sasson has founded and seed funded multiple companies that have created billions of dollars in market value. Mr. Sasson has utilized his extensive operational experience as an entrepreneur to build a successful career as technology investor. Prior to founding Primera Capital in 2007, he was a partner at Apax Partners, a private equity firm. As General Partner of Primera Capital, Mr. Sasson leverages his operational knowledge, board experience and network connections to help his portfolio companies. Mr. Sasson’s strategy is to invest in extraordinary products, opportune markets and daring entrepreneurs with unwavering visions. Mr. Sasson has funded some of the world’s most transformative technology companies over the past two decades. Investments include VMware (acquired by EMC), Chegg (NYSE: CHGG), Fandango (acquired by Comcast), Houzz, HomeLight, Tipalti, TripActions and Duda. He founded and served as a board member of GTNexus until facilitating the company’s sale to Infor in August 2015. Mr. Sasson was the founder, Chairman and Chief Executive Officer of Mobileum. He currently serves as Vice Chair and Chief Executive Officer of Airlinq and sits on the Board of Directors of Mobileum, Lifelink, Jitterbit and AirProtein. He has received numerous accolades, including the award for 1997 Bay Area Entrepreneur of the Year. Mr. Sasson earned a B.A. in Computer Science & Mathematics and an M.S. in Engineering and Operations Research in 1986 from the University of California at Berkeley. We believe Mr. Sasson’s experiences make him well qualified to serve as a director.

J. Michael Cline, 62, is the founding managing partner of Accretive, LLC, a private equity firm that he founded in 1999. Mr. Cline has also founded a number of companies including Fandango, Accretive Health, Inc. (now known as R1 RCM, Inc.), Accolade, Inc., Insureon Holdings, LLC, Everspring Inc., and Accumen Inc., among others. Mr. Cline serves as the Chairman of Accolade (public) and Insureon and is on the Board of Everspring. From 1989 to 1999, Mr. Cline was a general partner of General Atlantic Partners, LLC, a private equity firm. Mr. Cline has an M.B.A. from Harvard Business School where he was a Baker Scholar and a B.S. from Cornell University. He chairs the Board of the National Fish and Wildlife Foundation and serves on the board of the Harvard Business School Rock Center for Entrepreneurship. We believe Mr. Cline’s experiences make him well qualified to serve as a director.

Oren Zeev, 57, has been the Sole General Partner of Zeev Ventures, a venture capital firm, from 2015 to present. From 2007 to present, Mr. Zeev invested his own capital in early stage technology startups. Prior to that, Mr. Zeev was General Partner at Apax Partners, a multi-stage venture capital firm. Mr. Zeev also served on the board of Chegg (2008-2013) and Audible (2003-2008). Mr. Zeev has a BSc Cum Laude in EE from the Technion (1990) and an MBA with Distinction from INSEAD (1994). We believe Mr. Zeev’s experience as a professional investor makes him well qualified to serve as a director.

Full Text of the Resolution to be Approved

“RESOLVED, as an ordinary resolution of the holders of Class B ordinary shares of the Company THAT, Sanjay Jha be re-appointed as a director of the Company to hold office until the third annual general meeting following this Extraordinary General Meeting in accordance with the amended and restated memorandum and articles of association of the Company.”

Vote Required for approval

The Director Proposal must be approved as an ordinary resolution of the holders of Class B ordinary shares under Cayman Islands law, being the affirmative vote of the holders of a majority of the then issued and outstanding Class B ordinary shares who, being present and entitled to vote at the Extraordinary General Meeting, vote at the Extraordinary General Meeting. An abstention or broker non-vote will be counted towards the quorum requirement but will not count as a vote cast at the Extraordinary General Meeting.

Our board unanimously recommends that our Class B shareholders vote “FOR” the approval of the Director Proposal.

THE ADJOURNMENT PROPOSAL

Overview

The Adjournment Proposal, if adopted, will allow our board to adjourn the Extraordinary General Meeting to a later date or dates to permit further solicitation of proxies. The Adjournment Proposal will only be presented to our shareholders in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal. In no event will our board adjourn the Extraordinary General Meeting beyond June 4, 2022.

Consequences if the Adjournment Proposal is Not Approved

If the Adjournment Proposal is not approved by our shareholders, our board may not be able to adjourn the Extraordinary General Meeting to a later date in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal.

Full Text of the Resolution to be Approved

“RESOLVED, as an ordinary resolution THAT, the adjournment of the Extraordinary General Meeting to a later date or dates to permit further solicitation of proxies to be determined by the chairman of the Extraordinary General Meeting be confirmed, adopted, approved and ratified in all respects.”

Vote Required for approval

The Adjournment Proposal must be approved as an ordinary resolution under Cayman Islands law, being the affirmative vote of the holders of a majority of the then issued and outstanding ordinary shares who, being present and entitled to vote at the Extraordinary General Meeting, vote at the Extraordinary General Meeting. An abstention or broker non-vote will be counted towards the quorum requirement but will not count as a vote cast at the Extraordinary General Meeting.

Recommendation of the Board

If presented, our board unanimously recommends that our shareholders vote “FOR” the approval of the Adjournment Proposal.

BENEFICIAL OWNERSHIP OF SECURITIES

The following table sets forth information regarding the beneficial ownership of the ordinary shares as of April 27, 2022, based on information obtained from the persons named below, with respect to the beneficial ownership of shares of the ordinary shares, by:

•	each person known by us to be the beneficial owner of more than 5% of our issued and outstanding ordinary shares;

•	each of our officers and directors; and

•	all our officers and directors as a group.

Unless otherwise indicated, we believe that all persons named in the table have sole voting and investment power with respect to all ordinary shares beneficially owned by them. The following table does not reflect record or beneficial ownership of the private placement warrants as these warrants are not exercisable within 60 days of April 27, 2022.

	Class B ordinary shares(2)		Class A ordinary shares
Name and Address of Beneficial Owner(1)	Number of Shares Beneficially Owned	Approximate Percentage of Class	Number of Shares Beneficially Owned	Approximate Percentage of Class	Approximate Percentage of Voting Control
Trepont Acquisition I, LLC(3)	5,630,000	97.9%	—	—	19.58%
Arun Sarin(3)	5,630,000	97.9%	—	—	19.58%
Ori Sasson(3)	5,630,000	97.9%	—	—	19.58%
J. Michael Cline	40,000	0.7%	—	—	0.14%
Sanjay Jha	40,000	0.7%	—	—	0.14%
Oren Zeev	40,000	0.7%	—	—	0.14%
Paul J. Glazer(4)	—	—	1,365,475	5.94%	4.79%
Allan Weine(5)	—	—	1,202,037	5.23%	4.22%
Fir Tree Capital Management LP(6)	—	—	1,193,600	5.19%	4.19%
All directors and officers as a group (five individuals)	5,750,000	100%	—	—	20.0%

(1)	Unless otherwise noted, the business address of each of the following entities or individuals is Four Embarcadero Center, Suite 1400, San Francisco, CA 94111.
(2)

Interests shown consist solely of founder shares, classified as Class B ordinary shares. Such shares will automatically convert into Class A ordinary shares on the first business day following our initial business combination on a one-for-one basis.

(3)

Sarin Sasson LLC is the sole member and manager of our sponsor and has voting and investment discretion with respect to the founder shares held of record by Trepont Acquisition I, LLC. Sarin Sasson LLC is beneficially owned and controlled by Arun Sarin and Ori Sasson. Each such person disclaims beneficial ownership of the reported shares other than to the extent of any pecuniary interest he may have therein, directly or indirectly. Accordingly, all of the shares held by our sponsor may be deemed to be beneficially owned by Sarin Sasson LLC, Arun Sarin and Ori Sasson.

(4)

Includes 1,365,475 Class A ordinary shares owned by certain funds and managed accounts to which Glazer Capital, LLC serves as investment manager. Mr. Glazer serves as the Managing Member of Glazer Capital, LLC. By virtue of this relationship, Mr. Glazer may be deemed to beneficially own the Class A ordinary shares that are directly owned by certain funds and managed accounts to which Glazer Capital, LLC serves as investment manager. The principal business address for the entity and Mr. Glazer is 250 W. 55th Street, Suite 30A, New York, New York 10019.

(5)

Includes 984,291 Class A ordinary shares owned by CC Arb West, LLC and 217,746 Class A ordinary shares held by CC Arbitrage, Ltd. Castle Creek Arbitrage, LLC is a registered investment adviser to CC Arb

West, LLC and CC Arbitrage, Ltd. Allan Weine is the managing member of Castle Creek Arbitrage, LLC. By virtue of these relationships, each of Castle Creek Arbitrage, LLC and Allan Weine may be deemed to beneficially own the Class A ordinary shares that are directly owned by CC Arb West, LLC and CC Arbitrage, Ltd. The principal business address for the entities and Mr. Weine is 190 South LaSalle Street, Suite 3050, Chicago, Illinois 60603.
(6)	The principal business address for the entity is 55 W. 46th Street, 29th Floor, New York, New York 10036.

SUBMISSION OF SHAREHOLDER PROPOSALS FOR THE 2023 ANNUAL GENERAL MEETING

If the Extension Amendment Proposal is approved, we anticipate that the 2023 annual general meeting will be held no later than December 29, 2023. For any proposal to be considered for inclusion in our proxy statement and form of proxy for submission to the shareholders at our 2023 annual general meeting, it must have been submitted in writing and comply with the requirements of Rule 14a-8 of the Exchange Act and our Articles. Assuming the meeting is held on December 29, 2023, such proposals must have been received by us at our offices at Four Embarcadero Center, Suite 1400, San Francisco, California 94111 no later than August 3, 2023.

In addition, Article 20.8 of our Articles provides notice procedures for shareholders to nominate candidates for appointment as directors at an annual general meeting or to propose business to be considered by shareholders at an annual general meeting. To be timely, a shareholder’s notice must be delivered to us at our principal executive offices not later than the 120th day prior to the date the Company’s proxy statement is released to shareholders in connection with the 2023 annual general meeting. The Chairman of our board may refuse to acknowledge the introduction of any shareholder proposal not made in compliance with the foregoing procedures. Assuming the proxy statement is released on December 1, 2023, such proposals must have been received by us at our offices at Four Embarcadero Center, Suite 1400, San Francisco, California 94111 no later than August 3, 2023.

If the Extension Amendment Proposal is not approved, there will be no annual general meeting in 2023.

HOUSEHOLDING INFORMATION

Unless we have received contrary instructions, we may send a single copy of this Proxy Statement to any household at which two or more shareholders reside if we believe the shareholders are members of the same family. This process, known as “householding,” reduces the volume of duplicate information received at any one household and helps to reduce our expenses. However, if shareholders prefer to receive multiple sets of our disclosure documents at the same address this year or in future years, the shareholders should follow the instructions described below. Similarly, if an address is shared with another shareholder and together both of the shareholders would like to receive only a single set of our disclosure documents, the shareholders should follow these instructions:

•

if the shares are registered in the name of the shareholder, the shareholder should contact us at our offices at Four Embarcadero Center, Suite 1400, San Francisco, California 94111, to inform us of the shareholder’s request; or

•	if a bank, broker or other nominee holds the shares, the shareholder should contact the bank, broker or other nominee directly.

WHERE YOU CAN FIND MORE INFORMATION

We file reports, proxy statements and other information with the SEC as required by the Exchange Act. You can read our SEC filings, including this Proxy Statement, at the SEC’s website at http://www.sec.gov. You may also read and copy any document we file with the SEC at the SEC Public Reference Room located at 100 F Street, N.E., Room 1580, Washington, D.C. 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. You may also obtain copies of the materials described above at prescribed rates by writing to the SEC, Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549.

If you would like additional copies of this Proxy Statement or if you have questions about the proposals to be presented at the Extraordinary General Meeting, you should contact our proxy solicitation agent at the following address and telephone number:

D.F. King & Co., Inc.

48 Wall Street, 22nd Floor

New York, NY 10005

Banks and Brokers Call Collect: (212) 269-5550

All Others Call Toll-Free: (866) 342-4884

Email: TACA@dfking.com

You may also obtain these documents by requesting them in writing from us by addressing such request to Trepont Acquisition Corp I, Four Embarcadero Center, Suite 1400, San Francisco, California 94111.

If you are a shareholder of the Company and would like to request documents, please do so by May 20, 2022, in order to receive them before the Extraordinary General Meeting. If you request any documents from us, we will mail them to you by first class mail, or another equally prompt means.

ANNEX A

PROPOSED AMENDMENTS

TO THE

AMENDED AND RESTATED

MEMORANDUM AND ARTICLES OF ASSOCIATION

OF

TREPONT ACQUISITION CORP I

TREPONT ACQUISITION CORP I

(the “Company”)

RESOLUTIONS OF THE SHAREHOLDERS OF THE COMPANY

RESOLVED, as a special resolution THAT, effective immediately, the Amended and Restated Memorandum and Articles of Association of the Company be amended by:

(a)	amending Article 49.7 by deleting the following introduction of such sub-section:

“In the event that the Company does not consummate a Business Combination by 18 months from the consummation of the IPO, or such later time as the Members may approve in accordance with the Articles, the Company shall:” and replacing it with the following:

“In the event that the Company does not consummate a Business Combination by December 31, 2022, the Company shall:”; and

(b)	amending Article 49.8(a) by deleting the words:

“within 18 months from the consummation of the IPO”

and replacing them with the words:

“by December 31, 2022”.

A-1

PROXY CARD FOR CLASS A ORDINARY SHARES

TREPONT ACQUISITION CORP I

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

FOR THE EXTRAORDINARY GENERAL MEETING TO BE HELD ON

May 27, 2022

The undersigned holder of Class A ordinary shares, revoking any previous proxies relating to these shares with respect to the Extension Amendment Proposal and the Adjournment Proposal hereby acknowledges receipt of the notice and Proxy Statement, dated April 27, 2022, in connection with the Extraordinary General Meeting to be held at 11:00 a.m. Eastern Time on May 27, 2022, virtually at www.virtualshareholdermeeting.com/TACA2022SM, for the sole purpose of considering and voting upon the following proposals, and hereby appoints Ori Sasson as the Chairman of the Extraordinary General Meeting, and each of Ori Sasson (with full power to act alone), the attorneys and proxies of the undersigned, with power of substitution to each, to vote all shares of the ordinary shares of Trepont Acquisition Corp I (the “Company”) registered in the name provided, which the undersigned is entitled to vote at the Extraordinary General Meeting, and at any adjournments thereof, with all the powers the undersigned would have if personally present. Without limiting the general authorization hereby given, said proxies are, and each of them is, instructed to vote or act as follows on the proposals set forth in this Proxy Statement.

THE SHARES REPRESENTED BY THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY

Important Notice Regarding the Availability of Proxy Materials for the Extraordinary General Meeting to be held on May 27, 2022: This notice of extraordinary general meeting and the accompanying Proxy Statement are available at www.proxyvote.com.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSAL 1, PROPOSAL 2 AND PROPOSAL 3				Please mark votes as indicated in this example

Proposal 1 – Extension of Corporate Life	FOR	AGAINST	ABSTAIN	Check here for address change and indicate the correct address below ☐
Amend the Company’s amended and restated memorandum and articles of association to extend the date that the Company has to consummate a business combination from June 4, 2022 to December 31, 2022	☐	☐	☐

Date:                             , 2022

Signature

Signature (if held jointly)

Signature should agree with name printed hereon. If shares are held in the name of more than one person, EACH joint owner should sign. Executors, administrators, trustees, guardians and attorneys should indicate the capacity in which they sign. Attorneys should submit powers of attorney.

PLEASE SIGN, DATE AND RETURN THE PROXY IN THE ENVELOPE ENCLOSED TO CONTINENTAL STOCK TRANSFER & TRUST COMPANY. THIS PROXY WILL BE

Proposal 3 – Adjournment	FOR	AGAINST	ABSTAIN
Adjourn the Extraordinary General Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of Proposal 1	☐	☐	☐	VOTED IN THE MANNER DIRECTED HEREIN BY THE ABOVE SIGNED SHAREHOLDER. IF YOU RETURN A SIGNED AND DATED PROXY BUT NO DIRECTION IS MADE, YOUR ORDINARY SHARES WILL BE VOTED FOR THE PROPOSALS SET FORTH ABOVE.

PROXY CARD FOR CLASS B ORDINARY SHARES

TREPONT ACQUISITION CORP I

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

FOR THE EXTRAORDINARY GENERAL MEETING TO BE HELD ON

May 27, 2022

The undersigned holder of Class B ordinary shares, revoking any previous proxies relating to these shares with respect to the Extension Amendment Proposal, the Director Proposal and the Adjournment Proposal hereby acknowledges receipt of the notice and Proxy Statement, dated April 27, 2022, in connection with the Extraordinary General Meeting to be held at 11:00 a.m. Eastern Time on May 27, 2022, virtually at www.virtualshareholdermeeting.com/TACA2022SM, for the sole purpose of considering and voting upon the following proposals, and hereby appoints Ori Sasson as the Chairman of the Extraordinary General Meeting, and each of Ori Sasson (with full power to act alone), the attorneys and proxies of the undersigned, with power of substitution to each, to vote all shares of the ordinary shares of Trepont Acquisition Corp I (the “Company”) registered in the name provided, which the undersigned is entitled to vote at the Extraordinary General Meeting, and at any adjournments thereof, with all the powers the undersigned would have if personally present. Without limiting the general authorization hereby given, said proxies are, and each of them is, instructed to vote or act as follows on the proposals set forth in this Proxy Statement.

THE SHARES REPRESENTED BY THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY

Important Notice Regarding the Availability of Proxy Materials for the Extraordinary General Meeting to be held on May 27, 2022: This notice of extraordinary general meeting and the accompanying Proxy Statement are available at www.proxyvote.com.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSAL 1, PROPOSAL 2 AND PROPOSAL 3				Please mark votes as indicated in this example
Proposal 1 – Extension of Corporate Life	FOR	AGAINST	ABSTAIN	Check here for address change and indicate the correct address below ☐
Amend the Company’s amended and restated memorandum and articles of association to extend the date that the Company has to consummate a business combination from June 4, 2022 to December 31, 2022	☐	☐	☐

Date:                             , 2022

Signature

Signature (if held jointly)

Signature should agree with name printed hereon. If shares are held in the name of more than one person, EACH joint owner should sign. Executors, administrators, trustees, guardians and attorneys should indicate the capacity in which they sign. Attorneys should submit powers of attorney.

PLEASE SIGN, DATE AND RETURN THE PROXY IN THE ENVELOPE ENCLOSED TO CONTINENTAL STOCK TRANSFER & TRUST COMPANY. THIS PROXY WILL BE

Proposal 2 – Director Appointment	FOR	AGAINST	ABSTAIN
Re-appoint Sanjay Jha as a Class I Director, with such director to serve until the third annual general meeting following this Extraordinary General Meeting and until his successor is appointed and qualified	☐	☐	☐	VOTED IN THE MANNER DIRECTED HEREIN BY THE ABOVE SIGNED SHAREHOLDER. IF YOU RETURN A SIGNED AND DATED PROXY BUT NO DIRECTION IS MADE, YOUR ORDINARY SHARES WILL BE VOTED FOR THE PROPOSALS SET FORTH ABOVE.

Proposal 3 – Adjournment	FOR	AGAINST	ABSTAIN
Adjourn the Extraordinary General Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of Proposal 1	☐	☐	☐